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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                January 17, 1997
                         ------------------------------


                                  PhyCor, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Tennessee                0-19786                62-13344801
      --------------         ---------------          ---------------
     (State or Other        (Commission File         (I.R.S. Employer
     Jurisdiction of            Number)               Identification
     Incorporation)                                      Number)


         30 Burton Hills Boulevard
                Suite 400
           Nashville, Tennessee                            37215
  --------------------------------------                  --------
 (Address of principal executive offices)                (Zip Code)


                                 (615) 665-9066
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              (Registrant's telephone number, including area code)


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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                                Page 1 of 5 pages

                         Exhibit Index located on Page 5


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On January 17, 1997, PhyCor, Inc., a Tennessee corporation ("PhyCor"), consummated the merger (the "Merger") of Straub Clinic & Hospital, Incorporated, a Hawaii professional corporation ("Straub"), with and into PhyCor with PhyCor being the surviving corporation, pursuant to an Amended and Restated Agreement of Merger, dated as of October 1, 1996, by and between PhyCor and Straub. Concurrently therewith, PhyCor of Hawaii, Inc., a Tennessee corporation and wholly-owned subsidiary of PhyCor ("Sub"), entered into a long-term service agreement (the "Service Agreement") with Straub Clinic & Hospital, Inc., a Hawaii professional corporation ("New Straub"). The shareholders of New Straub consist of the former shareholders of Straub. The consideration paid by PhyCor in connection with the Merger consisted of 266,192 shares of its Common Stock. As consideration for entering into the Service Agreement, PhyCor paid approximately $30.3 million in cash. The consideration for the Merger and execution of the Service Agreement was determined through arm's length negotiations between representatives of PhyCor and Straub. The factors considered included information with respect to the financial condition, assets, liabilities, businesses and operations of each company on both a historical and prospective basis, including financial information reflecting the two entities on a pro forma consolidated basis. PhyCor funded the cash paid pursuant to the Service Agreement through borrowings under its bank credit facility.

                  PhyCor transferred the assets acquired through the Merger to Sub. Sub will use such assets to provide medical support services to New Straub pursuant to the terms of the Service Agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                           It is impracticable to provide the required
financial statements at this time. The required financial statements will be filed as an amendment to this report as soon as practicable in accordance with
Item 7(a)(4) of Form 8-K.

                  (b)      PRO FORMA FINANCIAL INFORMATION.

                           It is impracticable to provide the required pro
forma financial information at this time. The required pro forma financial information will be filed as an amendment to this report as soon as practicable in accordance with Item 7(a)(4) of Form 8-K.


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                  (c)      EXHIBITS.

                           2 Amended and Restated Agreement of Merger, dated as of October 1, 1996, by and between the Registrant and Straub (1)

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       (1)     Incorporated by reference to exhibits filed with the
               Registrant's Registration Statement on Form S-4,
               Registration No. 333-15459.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PHYCOR, INC.

                                       By: /s/ John K. Crawford
                                           ------------------------
                                           John K. Crawford
                                           Vice President and Chief
                                           Financial Officer



Date:  January 31, 1997


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER             DESCRIPTION OF EXHIBITS
-------            -----------------------
   2      --       Amended and Restated Agreement of Merger, dated as
                   of October 1, 1996, by and between the Registrant and Straub (1)

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(1)   Incorporated by reference to exhibits filed with the
      Registrant's Registration Statement on Form S-4, Registration
      No. 333-15459.


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